UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 11, 2012

CONTINUITYX SOLUTIONS, INC.
(Exact name or registrant as specified in its charter)

Delaware	4841	27-2701563
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

ContinuityX Solutions, Inc.
610 State Route 116
Metamora, IL 61548
(Address of Principal Executive Offices, Including Zip Code)

309-367-2800
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

ContinuityX Solutions, Inc. (the “Company”) is attaching as Exhibit 99.1 to this Current Report on Form 8-K a press release, dated December 11, 2012, in which the Company and Sidera Netorks, LLC (“Sidera”) jointly announced that Sidera is now providing high-performance network connectivity between the Company’s data center locations in New York, New Jersey, Chicago, Philadelphia and Toronto.

The Company is attaching as Exhibit 99.2 to this Current Report on Form 8-K a press release, dated December 20, 2012, in which the Company and Cologix, Inc. (“Cologix”) jointly announced that the Company will be offering its services directly to Cologix’s customers in Minneapolis and Montreal by adding nodes in Cologix’s data centers in those two cities.  This follows an earlier decision by the Company to establish a presence in Cologix data centers in Toronto and Dallas..

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated December 11, 2012 – Sidera and ContinuityX Solutions Collaborate to Deliver Disaster Recovery, Cloud and Managed Services

99.2	Press Release dated December 20, 2012 – Cologix to Support ContinuityX Cloud-Based Solution Portfolio Expansion in Minneapolis and Montreal

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ContinuityX Solutions, Inc. (the Company)

Dated: December 21, 2012	By:	/s/ David Godwin
David Godwin
Title: President

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